CO PY RI GH T © A BC EL LE RA FEBRUARY 24, 2026 FULL YEAR 2025 BUSINESS UPDATE

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law. DISCLAIMER This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. 2 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 5 Bu si ne ss U pd at e

2025 FULL YEAR RECAP

We successfully transitioned to a clinical-stage biotech while delivering on all corporate priorities and maintaining our strong liquidity position.

ABCL635 Phase 1 clinical trials initiated (June 2025)

ABCL575 Phase 1 clinical trials initiated (July 2025)

Nominated two development candidates for CTA-enabling studies (**ABCL688 & ABCL386**)

Completed platform investments by the first half of the year

Initiated activities at the new clinical manufacturing facility

~$700M in available liquidity to execute on our strategy

As of December 31, 2025

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4 CO PY RI GH T © A BC EL LE RA MOLECULE TARGET THERAPEUTIC AREA STAGE Discovery IND-Enabling Phase 1 Phase 2 Phase 3 ABCL635 NK3R Endocrinology & Women’s Health ABCL575 OX40L Immunology & Inflammation ABCL688 Undisclosed GPCR / ion channel Autoimmunity ABCL386 Undisclosed Oncology Fu ll Y ea r 2 02 5 Bu si ne ss U pd at e Two programs in the clinic, two programs in IND/CTA-enabling activities, and 20+ programs in discovery. INTERNAL PIPELINE 20+ discovery programs in the pipeline 2025 2026 2025 2026 2025 2026 Program progress At Q4 2025At Q4 2024 MOLECULE TARGET THERAPEUTIC AREA STAGE Discovery IND-Enabling Phase 1 Phase 2 Phase 3 ABCL635 NK3R Endocrinology & Women’s Health ABCL575 OX40L Immunology & Inflammation ABCL688 Undisclosed GPCR / ion channel Autoimmunity ABCL386 Undisclosed Oncology 2025 2026 2025 2026

INTERNAL PIPELINE

ABCL635

NK3R Antagonist

In Phase 2 clinical trial with readout anticipated in Q3 **2026.**

Success in the Phase 1/2 study would be data that supports our Target Product Profile:

Comparable efficacy to approved small molecules

A differentiated safety profile with reduced toxicities & side effects

Dosing flexibility with a once monthly subcutaneous self-injection

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Two readouts in 2026 & potential for **multiple catalysts in 2027**.

	2026				2027
	Q1	Q2	Q3	Q4	**Potential Catalysts in 2027**
ABCL635 Menopausal VMS		Phase 1/2	Readout		**Late stage development** of ABCL635 in menopausal VMS
ABCL635 VMS in Oncology					Initiation of **Phase 2** studies of ABCL635 in **oncology VMS**
ABCL575 Immunology & Inflammation		Phase 1		Readout	Options for **further development or out-licensing** of ABCL575
ABCL688 Autoimmunity		IND-enabling			**IND submissions** and initiation of **Phase 1/2 study in patients** for ABCL688, ABCL386 and a new development candidate
ABCL386 Oncology		IND-enabling			
New Development Candidate		Development candidate selection			

Additionally, 20+ discovery programs in the pipeline anticipated to produce **1-2 development candidates per year**

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2026 PRIORITIES

Advance pipeline to key data readouts for ABCL635 and ABCL575, and set up for additional three INDs in 2027.

ABCL635 Phase 1 clinical trials topline readout in H2 2026

ABCL688 progressing through **IND-enabling studies**

Nominate at least 1 additional development candidate for IND-enabling activities

ABCL575 Phase 1 clinical trials topline readout in H2 2026

ABCL386 progressing through **IND-enabling studies**

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8 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 5 Bu si ne ss U pd at e FULL YEAR 2025 FINANCIALS UPDATE

We have the capabilities and the capital to execute on our strategy.

~$700M in available liquidity to execute on our strategy*

~$560M in total cash, cash equivalents, & marketable securities*

~$140M in total available government funding*

* As of December 31, 2025

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10 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 5 Bu si ne ss U pd at e PARTNER-INITIATED PROGRAM STARTS WITH DOWNSTREAMS Cumulative # of MOLECULES IN THE CLINIC Cumulative # of As of December 31, 2025. Historical results are not necessarily indicative of future results. Continuing portfolio advances with two AbCellera-led programs in the clinic. AbCellera-led Partner-led 2 4 6 8 10 12 14 16 18 20 0 2015 17 18 19 20 21 22 23 24 25 19 16 10 20 30 40 50 60 70 80 90 100 110 0 16 17 18 19 20 21 22 23 24 25 104 2015 Notable Updates on Molecule This Quarter’s Update ABCL635 Phase 2 initiated (January 2026) Undisclosed Dechra/Invetx Pivotal studies initiated AB-3028 Arsenal Bio IND authorized MOLECULES IN THE CLINIC

Partner-initiated programs continue to progress towards the clinic.

Cumulative # of **PARTNER-INITIATED PROGRAMS WITH DOWNSTREAM PARTICIPATION***



6
Not Expected to Progress
AbCellera Leading or Co-Leading Work
14
In Progress
104
AbCellera Started
84
Transferred to Partner
34
Understood to be Progressing
6 Clinical Development
5 Preclinical Development
37 Discovery
50
Not Expected to Progress
Partner Leading Work

*Excludes AbCellera-initiated and Trianni-license program. As of December 31, 2025. Historical results are not necessarily indicative of future results.

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12 CO PY RI GH T © A BC EL LE RA RESEARCH & DEVELOPMENT SALES, GENERAL & ADMIN Fu ll Y ea r 2 02 5 Bu si ne ss U pd at e Operating expenses reflect R&D investments. Operating Expenses USDRevenue USD MILESTONES RESEARCH FEES LICENSING AND ROYALTY $1.0M $46.9M $26.3M $27.2M 2024 $28.8M $75.1M 2025 20252024 $167.3M $186.8M +$19.6M 20252024 $85.5M $83.2M -$2.3M

13 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 5 Bu si ne ss U pd at e Net loss of $146M; equivalent to ($0.49) per share (basic & diluted). Earnings USD NET EARNINGS EARNINGS PER SHARE: BASIC AND DILUTED 2024 2025 ($162.9M) ($146.4M) 2024 2025 ($0.55) ($0.49)

14 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 5 Bu si ne ss U pd at e Approximately $560M in total cash, equivalents, and marketable securities. Cash Flows USD * Restricted cash (including restricted cash in other assets)

15 CO PY RI GH T © A BC EL LE RA Fu ll Y ea r 2 02 5 Bu si ne ss U pd at e THANK YOU